Condensed Interim Unaudited Balance Sheets - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Current assets:
Cash and cash equivalent	$ 666	$ 3,378
Other receivables	847	989
Restricted deposit	43	35
Total current assets	1,556	4,402
Non-current assets:
Property, plant and equipment, net	63	66
Operating right of use assets	42	84
Restricted deposit	23	23
Total non-current assets	128	173
Total assets	1,684	4,575
Current liabilities:
Trade payables	1,093	1,160
Other payables	1,110	832
Total current liabilities	2,203	1,992
Total liabilities	2,203	1,992
Shareholders’ equity:
Authorized: 90,000,000 shares at March 31, 2025 and December 31, 2024; Issued and outstanding: 24,602,405 and 23,228,941 shares at June 30, 2025 and December 31, 2024, respectively
Share premium and capital reserve	40,850	39,243
Accumulated deficit	(41,369)	(36,660)
Total Shareholders’ equity (deficit)	(519)	2,583
Total liabilities and shareholders’ equity (deficit)	$ 1,684	$ 4,575